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                                                                    Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of HEI, Inc. (the "Company") on Form 10-K/A for the year ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony F. Fant, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ ANTHONY J. FANT
                                            -----------------------------------
                                            Anthony J. Fant
                                            Chairman and Chief Executive Officer


  Date: January 7, 2003






                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of HEI, Inc. (the "Company") on Form 10-K/A for the year ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve E. Tondera, Jr., Chief Financial Officer, Treasurer, Vice President Finance and Secretary of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ STEVE E. TONDERA, JR.
                                            ------------------------------------
                                            Steve E. Tondera, Jr.
                                            Chief Financial Officer, Treasurer,
                                            Vice President Finance and Secretary


Date: January 7, 2003